Investor Presentation

NYSE: IDT

Fourth Quarter and Full Fiscal Year 2024

Forward-Looking Statements

All statements in this presentation that are not purely about historical facts, including, but not limited to, those in which we use the words “believe,” “anticipate,” “expect,” “plan,” “intend,” “estimate, “target” and similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

While these forward-looking statements represent our current judgment of what may happen in the future, actual results may differ materially from the results expressed or implied by these statements due to numerous important factors.

Our filings with the SEC provide detailed information on such statements and risks, and should be consulted along with this presentation.

To the extent permitted under applicable law, IDT assumes no obligation to update any forward-looking statements.

IDT | Businesses Built Around Common Strategic Assets

High-Growth, High-Margin Business Segments

NRS Segment: POS-platform solutions for independent retailers and advertisers

NRS

BOSS MONEY

Fintech Segment: International cash remittances and fintech payments solutions

net2phone Segment: Cloud communications for businesses

n2p

Cash Generative Traditional Communications Segment

IDT DIGITAL PAYMENTS

Mobile top-up and other digital prepaid offerings

International long-distance calling

BOSS REVOLUTION

IDT global

Wholesale voice and SMS services

IDT STRATEGIC ASSETS

IDT | IDT at a Glance

An Innovative Communications and Fintech Provider

Newark, NJ
Headquarters

1,850
Employees Globally

5
Public Company Spinoffs

$1.2 BN
FY 2024 Revenue[1]

$90 MM
FY 2024 Adjusted EBITDA[2]

$193 MM
Net Cash + Current Investments[3]

High-Growth High-Margin Businesses

National Retail Solutions (NRS)

Our integrated cloud software and POS-based solutions enable independent retailers to operate more profitably

The NRS platform also offers advertisers and consumer packaged goods marketers unprecedented reach and insight into urban markets


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NRS PAY

NRS | Rapid Network Expansion with Extensive Runway

The Largest POS Platform Serving Independent Retailers in the USA

- POS network - 32,100 active terminals at ~27,800 independent retail stores[4]

- Core TAM of 200,000 independent retailers:
  - C-stores and bodegas
  - Liquor stores
  - Tobacco shops

- Deploying new functionalities and differentiated POS formats to drive deeper penetration of core TAM:
  - Kiosk: Self-ordering prepared foods offered in many bodegas / C-stores
  - Tablet: Ideal for smallest format retailers


ACTIVE POS TERMINALS
+25% YoY
25,700
27,200
28,700
30,300
32,100
4Q23
1Q24
2Q24
3Q24
4Q24
Quarters of fiscal years ended July 31st

NRS | Expanding an Already Exceptional Retail Reach

NRS Network Footprint Compared to Leading Retail Brands – by USA Locations



NRS Network
27,800
Dollar General
20,345
Subway
20,133
Starbucks
Dollar Tree
McDonalds
7-Eleven
Shell
Exxon Mobil
Dunkin Donuts
CVS Health
Walgreen's
Circle K
BP
Domino's
Pizza Hut
UPS
Walmart

New POS Formats Expanding the TAM



Tablet POS:
Smaller format stores
(vape shops, beauty, cafes)
Kiosk POS:
QSRs
200K
Countertop POS:
Original TAM -
C-stores, bodegas, alcohol & tobacco shops

NRS | One platform → Multiple Recurring Revenue Streams

$97 Million in Recurring High-Margin Revenue in FY 2024

Merchant Services
56% of Revenue

- Retailers subscribe to NRS Pay, a payment processing solution for electronic payments including credit and debit cards and EBTs
- Retailers utilize cash advances for working capital

Advertising & Data
32% of Revenue

- Advertisers purchase static and video ad impressions on customer-facing screens
- Data analytic companies & CPG marketers purchase transaction data

SaaS Fees
12% of Revenue

- Retailers pay a monthly POS system software subscription fee


ADVERTISE WITH US
THOUSANDS
MILLIONS
CALL NOW 1-844-NRS-MEDIA
NRS PAY

NRS | Recurring Revenue[5] Growth

84% CAGR from FY20 to FY24



Millions
$100
$80
$60
$40
$20
$0
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
Merchant Services
Advertising & Data
Saas Fees

Fiscal years ended July 31st

Powered by terminal network expansion and increasing revenue per terminal

- Recurring revenue grew 42% YoY (4Q24 / 4Q23)
- $285 average monthly recurring revenue per terminal[6] (4Q24)

NRS | Merchant Services – Featuring ***NRS Pay***



Merchant Services Revenue & NRS Pay Accounts
Predominantly Credit Card & Other Electronic Payment Processing
$18
$16
$14
$12
$10
$8
$6
Merchant Services Revenue (in millions)
22
20
18
16
14
12
NRS Pay accounts (in thousands)
4Q23
1Q24
2Q24
3Q24
4Q24
Merchant Services Revenue
Payment Processing Accounts
Quarters of fiscal years ended July 31st

Robust YoY Expansion Continued in 4Q24

+57% Merchant Services revenue

+35% NRS Pay accounts

+15% Merchant Services ARPU[7]

NRS | Advertising & Data – Offering Marketers Unparalleled Reach

America's largest independent retailer-hosted advertising and transaction data network

Advertising

- Ads are served on the NRS POS' customer-facing digital screens
- Inventory is sold to advertisers via programmatic platforms and direct sales
- Participates primarily in the fast growing retail media network space

Data

- Provides CPG marketers with SKU-level transaction data and analytics for over 1.4 billion transactions annually



Advertising & Data Revenue
63% CAGR from FY20 to FY24
Advertising & Data Revenue (in millions)
$4.5
$8.7
$22.3
$30.6
$31.2
2020
2021
2022
2023
2024
Fiscal years ended July 31st

NRS | SaaS Fee Revenue Growth Driven by Network Expansion


SaaS Fee Revenue
+34% YoY
SaaS Fee Revenue (in millions)
$2.3
$2.5
$2.7
$2.9
$3.1
4Q23
1Q24
2Q24
3Q24
4Q24
Quarters of fiscal years ended July 31st

Retailers pay monthly recurring charges (MRCs) for POS Services

Retailers can select from several feature-rich software plans. Fees range from $19.95 to $69.95 per month

Revenue growth drivers:
- POS network expansion
- Migration to premium plans

SaaS Fee revenue per terminal[8] increased (+7% YoY) as retailers upgraded to premium plans

NRS | Delivering Enhanced Profitability with Strong Growth

Increasing profitability fueled by growth of high margin offerings

NRS' Adjusted EBITDA margin[9] increased from 1% in FY 2021 to 24% in FY 2024

Balance of growth and profitability

"Rule of 40"[10]

56% in FY 2024



Adjusted EBITDA
(in millions)
$(5.5)
$0.3
$12.1
$16.8
$25.0
2020
2021
2022
2023
2024
Fiscal years ended July 31st

Our international remittance services enable customers in the U.S. and Canada to send money to friends and family in over 50 destination countries.

BOSS Money's results are reported within IDT's Fintech segment. This segment also holds other initiatives, including IDT's Gibraltar-based bank


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BOSS MONEY

BOSS MONEY | A Powerful & Synergistic Omni-Channel Platform


ENVÍA DINERO
A MÉXICO
MÁS DE 45,670 PUNTOS
DE PAGO EN MÉXICO Y CRECIENDO
BOSS
REVOLUTION

Expansive Platform Presence

- Transferring $6 billion in principal value (4Q24 annualized)
- Backed by nationwide marketing of the BOSS brand

Digital (apps) Channel - Superior UX

- 42% YoY growth in 4Q24 digital channel remittance transactions
- User-rated 4.8 out of 5 stars in App Store
- Over 90% of customers are repeat users

Retail (in-store) Channel - Nationwide Footprint

- 41% YoY growth in 4Q24 retail channel remittance transactions
- Strategic 'gateway' - introducing underbanked consumers to BOSS ecosystem
- Agent network expanded 23% YoY

BOSS MONEY | Strategic Platform Expansion

BOSS Money Transactions



+42% YoY
Transactions (in millions)
3.8
4.0
4.2
4.7
5.4
4Q23
1Q24
2Q24
3Q24
4Q24
Quarters of fiscal years ended July 31st

Strategically Focused Growth Engine

- **Geography:** Expanding origination beyond primary US to LATAM and Africa corridors
- **Growing retail agent network:** ~1,900 active retailers as of 4Q24
- **Extensive payout network:** Offering transfers to over 50 countries
- **Payout options:** Tailored to customer needs (including recently-launched direct-to-debit)
- **Efficient customer acquisition:** Through retail channel and cross-marketing to the 5 million customers in the BOSS ecosystem
- **Fortress balance sheet:** Provides ample working capital to support growth

BOSS MONEY | Robust Omni Channel Revenue Growth

BOSS Money Revenue



$35
$30
$25
$20
$15
$10
BOSS Money Revenue (in millions)
$22.3
$24.2
$25.0
$27.6
$31.5
4Q23
1Q24
2Q24
3Q24
4Q24

Quarters of fiscal years ended July 31st

4Q24 YoY Growth Highlights

+41% Revenue

+40% Retail Channel Revenue

+42% Digital Channel Revenue

net2phone

Our cloud-based, unified communications and contact center solutions help businesses succeed by interacting with their consumers with enhanced intelligence and insights



net2phone | Vast Market Opportunities

A Growth Leader Pursuing Exceptional Market Opportunities

Frost & Sullivan regards net2phone as a leader in both innovation and growth.[11]

$70 billion

Unified Communications as a Service (UCaaS)

Global market opportunity with CAGR of 13.4% through 2028[12]

$15 billion

Contact Center as a Service (CCaaS)

Global market opportunity with CAGR of 17.5% through 2029[13]

Key Features & Functionalities for Today's Business Environment

unite
(UCaaS)

Combines voice, video, and messaging into a single interface, making communications seamless for in-office, remote, or hybrid work

- Voice
- Video
- Messaging
- Mobile App
- Analytics
- Integrations



uContact
(CCaaS)

Scalable contact center platform for organizations with high interaction volumes

- Agent & Supervisor Roles
- Omnichannel Interactions
- Auto Dialers
- Chatbots
- Workflows
- Reporting

Offerings Differentiated by Market, Geography, and Channel

Focus on Mid-Market Businesses

- Market fragmentation
- Lower friction toward switching costs
- Tech focus on UX

Channel Partner Centric

- Feature-rich partner portal
- Partner incentives & toolkit enhance stickiness

INTELISYS | TELARUS | SANDLER PARTNERS | AVANT | TBI | AppSmart

Distinctive Geography with Deeply Localized Offerings

- Focus on Americas
- UX customized by market / region

UCaaS Seats Served by Region



Latin America
USA
Canada
Europe

net2phone | Solid Growth with a CCaaS Lift



Subscription Revenue 14 & Total Seats Served 15
Subscription revenue (in millions)
$21
$20
$19
$18
$17
$16
Seats (in thousands)
400
375
350
325
4Q23
1Q24
2Q24
3Q24
4Q24
Subscription revenue
Seats Served
Quarters of fiscal years ended July 31st

4Q24 YoY Growth Highlights

- **+15%** Subscription Revenue
- **+32%** CCaaS Revenue[16]
- **+13%** Total seats served

net2phone Increasing Adj. EBITDA & Margins


Adjusted EBITDA and Adjusted EBITDA Margin %[17]
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Adjusted EBITDA (in millions)
14%
12%
10%
8%
6%
4%
2%
0%
Net Margin %
4Q23
1Q24
2Q24
3Q24
4Q24
Quarters of fiscal years ended July 31st



- In 4Q24, generated Adjusted EBITDA at $9.8 MM annualized rate including $20 MM of annualized customer acquisition spend
- On track to generate incremental cash flow as business continues to scale

net2phone | Margin Expansion

Current Drivers

- Higher ARPU CCaaS growth
- Operating leverage[18] – fixed SG&A including technology & development as a % of revenue decreased from 48% in 4Q23 to 43% in 4Q24

New Premium Plans and Add-Ons

- **Premium Plans -** Feature sets driven by AI
- **Burstability -** A premium functionality enabling users to adjust capacity to effectively manage demand volatility
- **Call Center Essentials -** Key call center functionalities tailored for professional offices and small enterprises



Traditional Communications Segment

Traditional Communications | Primary Businesses

IDT DIGITAL PAYMENTS

Cross-border value transfers through mobile-top-up and other digital prepaid offerings

$407 MM

FY 2024 Revenue

BOSS REVOLUTION

International calling serving over 4 MM customers

$263 MM

FY 2024 Revenue

IDT global

Voice & SMS Services

Terminates & manages international voice traffic and SMS through direct connections to over 150 countries

$201 MM

FY 2024 Revenue

IDT **Consolidated**

Revenue
4Q24 / 4Q23

+32% Growth Segments[19]

-6% Traditional Communications Segment

Consolidated Revenue *(in millions)*


$304
$301
$296
$300
$309
4Q23
1Q24
2Q24
3Q24
4Q24

Quarters of fiscal years ended July 31st

IDT | GP Expansion Powered by Rotation to Growth Businesses

Gross Profit & Margin %



$500
$400
$300
$200
$100
$0
Gross Profit (in millions)
35%
30%
25%
20%
15%
10%
5%
0%
Gross Profit Margin Percentage
73% gross margin
18% gross margin
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
Traditional Communications Segment
NRS+net2phone+ Fintech Segments
Consolidated Gross Profit Margin

Fiscal years ended July 31st

IDT | Increasing Profitability Backed by a Strong Balance Sheet

Consolidated Adjusted EBITDA and Margin %



$47
$74
$79
$86
$90
$100+
8%
6%
4%
2%
0%
Adjusted EBITDA Margin %
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025 E
Adjusted EBITDA
Adjusted EBITDA margin %

Fiscal years ended July 31st

Balance Sheet Highlights

$193 million in cash + current investments[20]

$0 debt[20]

Returning Value to Stockholders

- Stock buybacks - $9.1 MM (FY 2024)
- $0.05 quarterly dividend

IDT | The Bottom Line

- Profitable with a track record of increasing cash-flow generation
- Three fast growing, high margin, tech driven businesses pursuing large market opportunities
- Fortress balance sheet with no debt
- Returning value to shareholders through dividends and opportunistic buybacks

Thank You

invest@idt.net

Footnotes

(1) Throughout this presentation, FY refers to fiscal years, the twelve months ended July 31st.

(2) Throughout this presentation, Adjusted EBITDA is a Non-GAAP measure intended to provide useful information that supplements IDT's or the relevant segment's results in accordance with GAAP. Please refer to the Non-GAAP Reconciliation at the end of this presentation for an explanation of this term and its reconciliation to the most directly comparable GAAP measure.

(3) Net cash and current investments are cash and cash equivalents plus current debt securities plus current equity investments minus total debt as of July 31, 2024. The company had no outstanding debt as of that date.

(4) Active POS terminals and stores as of July 31, 2024

(5) NRS' recurring revenue is the aggregate of NRS Advertising & Data, Merchant Services and SaaS Fee revenues. Recurring revenue excludes the one time revenue from the sale of NRS POS terminals.

(6) NRS' average monthly recurring revenue per terminal is calculated by dividing NRS' recurring revenue for the quarter by the average number of terminals active during the quarter, and then dividing by three.

(7) Merchant Services ARPU is calculated by dividing the Merchant Services revenue for the quarter by the average number of NRS Pay accounts during the quarter, and then dividing by three.

(8) SaaS Fee Revenue per terminal is calculated by dividing NRS SaaS Fee revenue for the quarter by the average number of active terminals during the quarter, and then dividing by three.

Footnotes, *continued*

(9) Adjusted EBITDA margin is Adjusted EBITDA divided by revenue for the referenced fiscal years.

(10) The "Rule of 40" is the growth rate of NRS' recurring revenues for fiscal 2024 compared to fiscal 2023, added to NRS' Adjusted EBITDA less capital expenditures as a percentage of total NRS revenue for FY 2024.

(11) Frost & Sullivan. "Frost RadarTM: Unified Communications as a Service Market in Latin America and the Caribbean, 2022"

(12) Fortune Business Insights, "Unified Communication as a Service (UCaaS) Market Size, Share & COVID-19 Impact Analysis and Regional Forecast, 2021-2028"

(13) Fortune Business Insights, "Contact Center as a Service (CCaaS) Market Size, Share & COVID-19 Impact Analysis and Regional Forecast, 2022-2029"

(14) net2phone subscription revenue excludes net2phone equipment (phone) sales and revenue generated by a legacy SIP trunking offering in Brazil. Subscription revenue percentage increases are 4Q24 compared to 4Q23.

(15) Total seats served are Unified Communications as a Service (UCaaS) seats plus Contact Center as a Service (CCaaS) seats. The increase in seats served compares seats served at July 31, 2024 to July 31, 2023.

(16) CCaaS revenue is revenue generated by net2phone's uContact Contact Center as a Service offering. Revenue increase is 4Q24 compared to 4Q23.

Footnotes, *continued*

(17) Adjusted EBITDA margin % is the net2phone segment's Adjusted EBITDA divided by total revenue for the fiscal quarter.

(18) Operating leverage is calculated by dividing fixed SG&A and technology and development expense excluding depreciation and amortization expense by revenue for the corresponding fiscal quarters.

(19) Growth segments are the aggregate of the National Retail Solutions , net2phone, and Fintech reporting segments.

(20) As of July 31, 2024

Non-GAAP Reconciliation

IDT | Non-GAAP Reconciliation

IDT's Adjusted EBITDA is a non-GAAP measure. Generally, a non-GAAP measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP).

Management believes that IDT's Adjusted EBITDA provides useful information to both management and investors by excluding certain expenses and non-routine gains and losses that may not be indicative of IDT's or the relevant segment's core operating results. Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strength in its financial and operational decision making. Management also uses Adjusted EBITDA to evaluate operating performance in relation to IDT's competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. In addition, IDT has historically reported Adjusted EBITDA and believes this measure is commonly used by readers of financial information in assessing performance, therefore the inclusion of comparative numbers provides consistency in financial reporting.

Management refers to Adjusted EBITDA, as well as the GAAP measures income (loss) from operations and net income on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and IDT's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or capitalized in prior periods. IDT's Adjusted EBITDA, which is exclusive of depreciation and amortization, is a useful indicator of its current performance.

Severance expense is excluded from the calculation of Adjusted EBITDA. Severance expense is reflective of decisions made by management in each period regarding the aspects of IDT's and its segments' businesses to be focused on in light of changing market realities and other factors. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of IDT's core and continuing operations.

IDT | Non-GAAP Reconciliation, continued

Other operating (expense) gain, net, which is a component of income (loss) from operations, is excluded from the calculation of Adjusted EBITDA. Other operating (expense) gain, net includes, among other items, legal fees net of insurance claims related to Straight Path Communications Inc.'s stockholders' class action, gains from the write-offs of a contingent consideration liabilities, and gain from the sale of state income tax credits. From time-to-time, IDT may have gains or incur costs related to non-routine legal, tax, and other matters, however, these various items generally do not occur each quarter. IDT believes the gain and losses from these non-routine matters are not components of IDT's or the relevant segment's core operating results.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, income (loss) from operations, cash flow from operating activities, net income (loss), or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, IDT's measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Following is a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measures, which is income (loss) from operations for IDT's reportable segments and net income attributable to IDT on a consolidated basis.

Reconciling Income from Operations to Adjusted EBITDA
for NRS
(USD in thousands)

	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024
(Loss) income from operations	(6,132)	(252)	11,208	14,401	21,626
Depreciation and amortization	634	520	905	2,363	3,200
Severance	-	-	-	3	18
Other operating expense	-	-	-	-	150
Adjusted EBITDA	(5,499)	267	12,114	16,766	24,995

IDT | FINANCIALS · Non-GAAP Reconciliation – Slide 24

Reconciling (Loss) Income from Operations to Adjusted EBITDA
for net2phone
(USD in thousands)

	4Q23	1Q24	2Q24	3Q24	4Q24
(Loss) income from operations	(746)	(7)	367	476	845
Depreciation and amortization	1,464	1,440	1,552	1,574	1,568
Severance	57	3	-	73	23
Other operating (gain) expense, net	133	(0)	(73)	-	17
Adjusted EBITDA	909	1,436	1,845	2,123	2,452

Reconciling Income from Operations to Adjusted EBITDA
for IDT Consolidated
(USD in thousands)

	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024
Income from operations	17,946	56,974	60,089	60,744	64,753
Depreciation and amortization	20,406	17,764	18,115	20,136	20,351
Severance expense	3,503	452	116	935	1,698
Other operating expense (gain), net	5,063	(731)	826	4,415	2,945
Adjusted EBITDA	46,917	74,459	79,145	86,230	89,747